SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2003

LaBRANCHE & CO INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15251	13-4064735
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Exchange Plaza, New York, New York, 10006		10006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 425-1144

Not Applicable

(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.
None.
(b)	Pro Forma Financial Information.
None.
(c)	Exhibits
	99.1	Press Release issued by LaBranche & Co Inc. dated October 21, 2003.

Item 12.  Results of Operations and Financial Condition.

On October 21, 2003, LaBranche & Co Inc. issued a press release reporting its financial results for the third quarter and nine months ended September 30, 2003 and announcing the suspension of dividends on its common stock until profitability returns to acceptable levels.  The information set forth in the press release issued by LaBranche & Co Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

All other Items of this report are inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBranche & Co Inc.

Date: October 21, 2003	By:	/s/ Harvey S. Traison
		Name:	Harvey S. Traison
		Title:	Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by LaBranche & Co Inc. dated October 21, 2003.